Exhibit 10.11

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made as of April 4, 2005, by and between BioElectronics Corporation, a Maryland corporation (the "Company"), and those persons whose names appear on Schedule A, as such Schedule A is amended from time to time (collectively, the "Investors").

WITNESSETH:

WHEREAS, the Company has entered into a subscription agreement with each of the Investors (each, a "Subscription Agreement" and collectively, the "Subscription Agreements"), pursuant to which each Investor has agreed to purchase units ("Units") as set forth in the Subscription Agreements. Each Unit is comprised of one share of the Company’s Common Stock (defined below), and a stock purchase warrant (a "Warrant") to purchase one share of Common Stock for $0.30, subject to adjustment; and WHEREAS, as a condition to the consummation of the transactions contemplated by each of the Subscription Agreements, the Company has agreed to grant certain registration rights to the Investors on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below:

1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.2 "Common Stock" shall mean the common stock, par value $.001 per share, of the Company, or in the case of a conversion, reclassification or exchange (or any other adjustment or readjustment under Section 4 of the Warrants) of such shares of Common Stock, shares of the stock issued or issuable in respect of such shares of Common Stock, and all provisions of this Agreement shall be applied appropriately thereto and to any such stock resulting therefrom.

1.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.4 "Form SB-2" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

1.5 "Other Stockholders" shall mean any other stockholders of the Company (including any other investors) who are granted registration rights that would affect the rights granted to the Investors under this Agreement.

1.6 "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

1.7 "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

1.8 "Registrable Securities" shall mean the shares of Common Stock comprising the Units and the shares of Common Stock issuable upon the exercise of the Warrants. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

1.9 "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 3 of this Agreement, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, the expenses of any special audits incident to or required by any such registration and the expense of any "comfort letters" (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.11 "Selling Expenses" shall mean all selling fees and commissions or underwriter’s fees, discounts or commissions applicable to the sale of Registrable Securities and any out-of-pocket expenses of the holders of Registrable Securities, including any travel costs and counsel fees, if any. 2. Registration.

2.1 Registration on Form SB-2. The Company will file, within 180 days of the date on which the final Subscription Agreement is accepted by the Company and the transactions thereby are consummated (the "Final Closing Date"), a registration statement on Form SB-2 (or such other form as is appropriate) registering the offer and sale of the Registrable Securities by the holders thereof. The Company shall keep such registration statement effective until the first anniversary of the Final Closing Date.

1 Piggy-Back Registration. If at any time following the first anniversary of the Final Closing Date there is not an effective registration statement covering all of the Registrable Securities issuable upon exercise of the Warrants and the Company shall determine to prepare and file with the Commission a registration statement under the Securities Act relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, respectively, then the Company shall send to each Investor written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities issuable upon exercise of the Warrants that such Investor requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights. 3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement will be borne by the Company, and all Selling Expenses will be borne by the Investors. 4. Registration Procedures.

2 With respect to any registration of Registrable Securities effected by the Company pursuant to this Agreement, the Company will confirm initiation of the registration by giving written notice of initiation and completion thereof to all of the Investors and will, at its expense:

(a) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(b) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as an Investor from time to time may reasonably request;

(c) Notify each seller of Registrable Securities covered by the registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(d) List all such Registrable Securities registered in the registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

(e) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, not later than the effective date of the registration statement;

(f) Make available for inspection by any Investor and any attorney or accountant retained by any such Investor, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such Investor, attorney or accountant in connection with the registration statement;

(g) Furnish to each selling Investor upon request a copy of all documents filed with and all correspondence from or to the Commission in connection with the registration statement; and

(h) Make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

4.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities of any Investor that such Investor shall furnish to the Company, within 15 days of the date on which a request is made by the Company, such information regarding itself, the Registrable Securities held by it, its intended method of distribution of such Registrable Securities or otherwise as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. 4.3 In connection with the preparation and filing of the registration statement under this Agreement, the Company will give the Investors on whose behalf such Registrable Securities are to be registered and their respective counsel and accountants the opportunity to review the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Investor such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Investors or their counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

5. Indemnification.

5.1 To the extent permitted by law, the Company will indemnify and hold harmless each Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement, or any misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus, offering circular or other document, notification or the like, or any amendments or supplements thereto, or arise out of or are based upon the omissions or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the registration, qualification or compliance; and will reimburse each such Investor, each of its officers, directors and partners, and each Person, if any, controlling such Investor, for any legal or other expenses reasonably incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement made in reliance upon and based upon written information furnished to the Company for use in connection with such registration by any such Investor or controlling Person.

5.2 To the extent permitted by law, each Investor will, if Registrable Securities held by such Investor are included in the securities as to which the registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Company (other than such Investor), each other such Investor and each of their officers, directors and partners, and each Person controlling such Investor or other stockholder, against all losses, claims, damages and liabilities (or actions, proceedings or settlements in respect thereof) to which the Company or any such director, officer, controlling Person, agent or attorney may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or misstatement of a material fact or alleged misstatement of a material fact contained in the registration statement, including any prospectus or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission or misstatement or alleged misstatement was made in such registration statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information with respect to such Investor furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company, each of its directors and officers, each other Investor and each of their officers, directors and partners and each Person controlling such other Investor or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in the registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use therein.

1 Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party may reasonably be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expense and fees of such separate counsel and other expenses relating to such participation to be reimbursed by the indemnifying party as incurred. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall not relieve such indemnifying party of liability to the indemnified party under this paragraph, but such liability shall be reduced in accordance with the extent of such prejudice.

6. No Conflict of Rights. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Investors in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to any holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Investors in this Agreement.

7. Exchange Act Compliance. From and after such time as the Company becomes subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or (c) any similar rules or regulations adopted by the Commission. Upon the request of any Investor holding Registrable Securities, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements.

8. Miscellaneous.

2 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision will be applicable whether such action is taken directly or indirectly by such Person.

8.2 Governing Law. This Agreement will be deemed to have been made and delivered in New York, New York and will be governed as to validity, interpretation, construction, effect and all other respects by the internal laws of the State of New York. The Company and the Investors agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively before the American Arbitration Association. The arbitrator shall render a written opinion. Any award the arbitrator makes shall be final and binding on both parties, and judgment on it may be entered in any court having jurisdiction. The arbitrator is authorized to award attorneys’ fees and expenses to the prevailing party in any such arbitration.

8.3 Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and may not be deemed to constitute a part thereof.

8.4 Notices. All communications and notices under this Agreement must be in writing and delivered by hand or mailed by overnight courier that can provide receipt of delivery or by registered or certified mail, postage prepaid:

If to the Company: Andrew Whelan, President BioElectronics Corporation 401 Rosemont Avenue Third Floor, Rosenstock Hall Frederick, Maryland 21701

With a copy to: Pryor Cashman Sherman & Flynn LLP 410 Park Avenue New York, New York 10022

Attn: Eric M. Hellige, Esq.

If to any Investor: To the address set forth on such Investor’s Subscription Agreement

8.5 Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties.

8.6 Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties.

8.7 Counterparts; Fax Execution. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will be considered one and the same agreement. This Agreement may be executed by fax delivery of a signed signature page to the other parties and such fax execution will be effective for all purposes.

8.8 Severability. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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EXECUTED:

BIOELECTRONICS CORPORATION

By: /s/ Andrew Whelan     Name: Andrew Whelan  Title: President

BUCKMAN, BUCKMAN & REID, INC., as Attorney-in-Fact for the Investors

By:_______________________________ Name: Title: